UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2003

Penn Treaty American Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15972	23-1664166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 Lehigh Street

Allentown, Pennsylvania  18103

(Address of principal executive offices) (Zip Code)

(610) 965-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.                             Financial Statements and Exhibits.

                                                (c)           Exhibits.

                                                99.1         Press Release of Penn Treaty American Corporation dated May 13, 2003.

                                                99.2         Explanation of anticipated change in results of operations included in Form 12b-25 filed by Penn Treaty American Corporation on May 16, 2003.

Item 9.                             Regulation FD Disclosure.

The following information is being provided under Item 12.

On May 13, 2002, Penn Treaty American Corporation (the “Company”) announced its earnings expectations for the first quarter of 2003.  The Company issued a press release, dated May 13, 2002, which is furnished as an exhibit hereto and incorporated by reference herein.

On May 16, 2003, the Company filed a Notification of Late Filing on Form 12b-25 with respect to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.  The Form 12b-25 contained an explanation of the anticipated change in results of operations from the first quarter of 2002 to the first quarter of 2003 to be included in the Quarterly Report on Form 10-Q, which is furnished as an exhibit hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

May 20, 2003	By:	/s/ Cameron B. Waite
Cameron B. Waite
Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Penn Treaty American Corporation dated May 13, 2003.

99.2	Explanation of anticipated change in results of operations included in Form 12b-25 filed by Penn Treaty American Corporation on May 16, 2003.